The confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE INDICATED BY AN [###].

Amendment No. 2 to Distribution Agreement

This Amendment No. 2 to Distribution Agreement (the “Amendment”) is entered into as of September 26, 2009 by and between OMP, Inc., a Delaware corporation (“OMP”), and Cellogique Corporation, a California corporation (“Distributor”).  All capitalized terms used but not otherwise defined herein shall have the meanings assigned under the Distribution Agreement between OMP and Distributor dated as of November 10, 2005, as amended October 23, 2006 (the “Original Agreement” and, collectively with, and as further amended by, this Amendment, the “Agreement”).

Whereas, Distributor is the authorized distributor of certain OMP products in the Territory (as defined in the Original Agreement); and

Whereas, each of OMP and Distributor wish to amend the pricing, payment and certain other terms of the Original Agreement.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment To Forecast Requirements.  Section 4.5 of the Original Agreement shall be amended to read in full as follows:

(a) “4.5 Forecasts.  Distributor shall provide to OMP on a quarterly basis a twelve (12) month rolling forecast of Distributor’s projected purchase orders for each Product on the form attached hereto as Exhibit B. Distributor shall submit forecasts to OMP on March 15 (for the twelve months commencing April 1), June 15 (for the twelve months commencing July 1), September 15 (for the twelve months commencing October 1) and December 15 (for the twelve months commencing January 1) of each calendar year. The forecasts are for planning purposes only and shall not be binding on Distributor or OMP.”

(b) Exhibit B to the Original Agreement shall be amended and replaced in full by Exhibit B to this Amendment.

2. Amendment to Distributor Expense Provision.  Section 4.8 of the Original Agreement shall be amended to read in full as follows:

“4.8  Distributor Expenses.  Except as otherwise provided in Exhibit A hereto, Distributor assumes full responsibility for all of its own costs and expenses incurred in carrying out its obligations under this Agreement, including but not limited to all rents, salaries, commissions, advertising, translations of documents and materials, demonstrations, travel and accommodations for the employees, agents, representatives or other personnel of Distributor.”

3. Amendment To Required Periodic Reviews.

(a) Section 4.10 of the Original Agreement shall be amended to read in full as follows:

“4.10 Bi-Quarterly Reviews and Reports.  Distributor and OMP shall participate in at least two (2) meetings each calendar quarter to discuss (a): any deviations from the forecasts for that quarter previously provided to OMP pursuant to Section 4.5 of the Agreement of which Distributor has become aware, and (b) plans for any marketing, sales, advertising campaigns, training events or other promotional activities planned for that quarter as well as any future quarters. Such meetings shall occur within the first two weeks of each quarter and in the middle of each quarter, and may be conducted in person or via telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Distributor shall also provide OMP with reports of its activities, competitor activities, other information regarding the Products and the markets for the Products in the Territory, business plans for distribution of the Products, and sales achievements and objectives in such detail and with such frequency as OMP and Distributor shall mutually agree.”

(b) Section 5.4 of the Original Agreement shall be amended to read in full as follows:

“5.4  Bi-Quarterly Review. OMP agrees to participate with Distributor in the bi-quarterly reviews to be conducted pursuant to Section 4.10 of this Agreement.”

4. Amendment to Pricing Terms.

(a) Section 6.7 of the Original Agreement shall be amended to read in full as follows:

“6.7 Price Changes; Notification.  Prices offered to Distributor shall be as set forth on the amended Exhibit A hereto. For the two year period commencing on the date of the Amendment and ending on the second anniversary of such date (the “Initial Period”), OMP will not increase the Prices set forth on Exhibit A. Thereafter, OMP may decrease the prices in Exhibit A at any time, in its sole discretion. Any increase in Prices occurring after the Initial Period shall be limited to one increase per year of not more than a [###]* percent ([###]*) annual increase over the then prevailing Prices; provided, however, that such limit shall not apply upon mutual agreement of the Parties if a greater increase is required as a result of increases in OMP’s manufacturing costs or changes in market conditions. OMP shall give Distributor written notice of any proposed increase to the Prices at least [###]* in advance of such increase.”

(b) The last sentence of Section 7.1 of the Original Agreement shall be amended to read in full as follows:

“Subject to the price change limitations contained in Section 6 hereof and any other provisions thereof, OMP may change the Prices in Exhibit A at any time.”

* Subject to confidential treatment request

2

(c) Exhibit A to the Original Agreement shall be amended and replaced in full by Exhibit A to this Amendment.

5. Amendment To Payment Terms.   The first sentence of Section 7.2 of the Original Agreement shall be amended to read in full as follows:

“7.2 Payment Terms.  OMP shall extend credit, and full payment shall be due [###]* days from the date of the OMP invoice.

6. Miscellaneous.  Except as specifically amended by this Amendment, the terms and conditions of the Original Agreement shall remain in full force and effect.  This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

[SIGNATURES APPEAR FOLLOWING PAGE]

* Subject to confidential treatment request

3

In Witness Whereof, the Parties hereto have executed this Amendment in duplicate originals by their duly authorized officers or representatives.

OMP, Inc.	Cellogique Corporation

/s/ Preston Romm	/s/ Mazen F. Youssef
Name Preston Romm	Name Mazen F. Youssef
Title Chief Financial Officer	Title President

4

EXHIBIT A

TO THE DISTRIBUTION AGREEMENT
BETWEEN OMP, INC.
AND
CELLOGIQUE CORPORATION

A.                       PRODUCTS.

OMP skin care products subject to this Distribution Agreement include:

Blue Peel
CLENZIderm
ELASTIderm
Nu-Derm
Obagi-C Rx
Professional C
Rosaclear
Tretinoin

B.                       TERRITORY.

The Territory of Distributor shall be the country(ies) of Syria, Egypt, Lebanon, Jordan, Saudi Arabia, United Arab Emirates, Bahrain, Kuwait, Iraq, Oman, Yemen, Libya, Tunisia, Morocco, Turkey, Cypress, Iran, Sudan, Algeria, Qatar, and Israel, including, without limitation, any territories and possessions of any of the foregoing countries, and any other geographic area designated by OMP and agreed to by Distributor for the exercise of Distributor’s rights and obligations in the Agreement.

C.                       PRICES AND MARKETING INCENTIVES.

The prices set forth below shall go into effect immediately upon execution of the Amendment, and shall also be retroactively applied to all purchase orders submitted by Distributor to OMP during the three months ended June 30, 2009.  All prices in the following table are in U.S. dollars:

Obagi Product	Cellogique Pricing

Nu-Derm Products
Gentle Cleanser	[###	]*
Foaming Gel	[###	]*
Toner	[###	]*
Clear	[###	]*
ClearFx	[###	]*
Exfoderm	[###	]*
Exfoderm Forte	[###	]*

* Subject to confidential treatment request

Obagi Product	Cellogique Pricing
Nu-Derm Products (cont.)
Blender	[###	]*
BlendFx	[###	]*
Sunfader	[###	]*
Healthy Skin Protection	[###	]*
Physical UV Block SPF 32	[###	]*
Tolereen	[###	]*
Comfort Gel	[###	]*
Action	[###	]*
Eye Cream	[###	]*
Travel Set (Normal to Oily)	[###	]*
Travel Set (Normal to Dry)	[###	]*
Starter Set (Normal to Oily)	[###	]*
Starter Set (Normal to Dry)	[###	]*

Conditioning Control Kit
C & E Non-Surgical (Travel Size)	[###	]*
C & E Surgical (Travel Size)	[###	]*
C & E Non-Surgical (Full Size)	[###	]*
C & E Surgical (Full Size)	[###	]*

Obagi CRx
Cleansing Gel	[###	]*
Clarifying Serum	[###	]*
Exfoliating Day Lotion	[###	]*
Therapy Night Cream	[###	]*
Sun Guard SPF 30	[###	]*
CRX Starter Set	[###	]*

Professional-C
Professional-C 5%	[###	]*
Professional-C 10%	[###	]*
Professional-C 15%	[###	]*
Professional-C 20%	[###	]*

Elastiderm
Decolletage	[###	]*
Skin Lightening Complex	[###	]*
Wrinkle Reducing Lotion	[###	]*
Elastiderm Cream	[###	]*
Elastiderm Gel	[###	]*

Clenziderm
Starter Set (Normal to Dry)	[###	]*
Cream Cleanser	[###	]*

* Subject to confidential treatment request

Obagi Product	Cellogique Pricing
Clenziderm (cont.)
Therapeutic Lotion	[###	]*
Therapeutic Moisturizer	[###	]*
Starter Set (Normal to Oily)	[###	]*
Daily Care Foaming Cleanser	[###	]*
Pore Therapy	[###	]*
Serum Gel	[###	]*

Blue Peel
Blue Peel Kit,	[###	]*
Cleanser	[###	]*

Rosaclear System
Gentle Cleanser	[###	]*
Hydrating Complexion Corrector	[###	]*
Skin Balancing Sun Protection	[###	]*

Tretinoin
Tretinoin Cream .025% (20 gm)	[###	]*
Tretinoin Cream .05% (20 gm)	[###	]*
Tretinoin Cream .1% (20 gm)	[###	]*
Tretinoin Gel .01 (15 gm)	[###	]*
Tretinoin Gel .025% (15 gm)	[###	]*

Pricing Protection

If at any time during the Initial Period, OMP shall sell any of the Products under similar quantities and delivery conditions to another third-party distributor at a price below that stated above, OMP shall immediately extend such lower price to Distributor. Following the Initial Period, OMP will continue to extend the pricing protection set forth above to Distributor until such time as OMP’s net sales to Distributor during any given year represent less than [###]* percent ([###]*) of all of OMP’s international net sales for that year, at which time such pricing protection shall terminate.

Marketing Incentives

During each calendar quarter within the Initial Period, OMP shall provide marketing incentives to Distributor having a value equal to [###]* percent ([###]*) of the net invoice prices for all Products purchased by Distributor during the prior calendar quarter. Such incentives may be provided in the form of payment or reimbursement of marketing and advertising expenses, provision of representatives or other personnel for marketing or training events, payment of travel costs, accommodations and other expenses for such representatives or personnel, or any other form as OMP and Distributor shall mutually agree (the “Marketing Incentives”). The value of any such marketing incentives provided

* Subject to confidential treatment request

in the form of personnel, training or other non-cash manner shall be determined by the mutual agreement of OMP and distributor. In addition, OMP shall provide Distributor with invoices to document any travel costs, accommodations or other sums expended by OMP as part of such Marketing Incentives (which shall be calculated only at OMP’s actual out-of-pocket cost). If, during any particular calendar quarter, Distributor fails to use the entire value of the Marketing Incentives allocated to it during that quarter, any excess value shall be applied to the next calendar quarter and all such excess values shall continue to accrue until used by Distributor.

Notwithstanding the foregoing, all invoices submitted by OMP to Distributor shall be paid in full by Distributor. To receive the Marketing Incentives, Distributor must submit  a detailed memo to OMP setting forth the particular marketing, advertising or promotional campaign or training event for which it is seeking assistance, the relevant Product(s) subject to such campaign or event,  the proposed date(s) for such campaign or event, the intended audience for such campaign or event, a detailed list of the costs associated with such campaign or event, the percentage of the campaign or event that will focus on the Products, and any other information reasonably requested by OMP. Copies of actual advertisements or materials to be used for such campaign or event shall be attached to the memo. Upon receipt of such memo by OMP, OMP shall provide Marketing Incentives to Distributor as described above.

Following the Initial Period, the Parties agree to enter into good faith negotiations with respect to a marketing incentive program, which shall have such terms and conditions as the Parties mutually agree upon.

It is acknowledged and agreed that Distributor has been and shall continue to be authorized to use any OMP and Obagi logos on its advertising, medical centers and retail shops throughout the term of this Distribution Agreement.

Sample Product

In addition to the marketing incentives noted above, the Distributor shall be entitled to receive sample product equal to [###]* percent ([###]*) of the net purchase price for any given order placed. The expressed purpose of this product is solely for providing free product sampling to physicians to promote new accounts, trial and ongoing personal use by physicians and their staff to the extent applicable. The Distributor agrees that such product will be used only for such purpose, will be separately tracked and will not be re-sold by Distributor.

D.                       DISTRIBUTOR’S MINIMUM PURCHASE REQUIREMENT.

Distributor’s Minimum Purchase Requirements shall be [###]* million in 2010, and shall increase [###]* each year thereafter ([###]* million in 2011, [###]* million in 2012, etc.).

* Subject to confidential treatment request

EXHIBIT B

TO THE DISTRIBUTION AGREEMENT
BETWEEN OBAGI MEDICAL PRODUCTS, INC.
AND
CELLOGIQUE CORPORATION

Rolling 4-Q Forecast by Units

Distributor’s Name:__________________________

	QUARTER 1				QUARTER 2				QUARTER 3				QUARTER 4
Product	M 1	M2	M3	Total	M1	M2	M3	Total	M1	M2	M3	Total	M1	M2	M3	Total
Nu-Derm
Gentle Cleanser
Foaming Gel
Toner
Clear
ClearFx
Exfoderm
Exfoderm Forte
Blender
BlendFx
Sunfader
Healthy Skin Protection
Physical UV Block SPF 32
Tolereen
Comfort Gel
Action
Eye Cream
Travel Set (Normal to Oily)
Travel Set (Normal to Dry)

	QUARTER 1				QUARTER 2				QUARTER 3				QUARTER 4
Product	M 1	M2	M3	Total	M1	M2	M3	Total	M1	M2	M3	Total	M1	M2	M3	Total
Starter Set (Normal to Oily)
Starter Set (Normal to Dry)
Conditioning Control Kit
C & E Non-Surgical (Travel Size)
C & E Surgical (Travel Size)
C & E Non-Surgical (Full Size)
C & E Surgical (Full Size)
Obagi CRx
Cleansing Gel
Clarifying Serum
Exfoliating Day Lotion
Obagi CRx (cont.)
Therapy Night Cream
Sun Guard SPF 30
CRX Starter Set
Professional-C
Professional-C 5%
Professional-C 10%
Professional-C 15%
Professional-C 20%
Elastiderm
Decolletage
Skin Lightening Complex
Wrinkle Reducing Lotion
Elastiderm Cream
Elastiderm Gel
Clenziderm

	QUARTER 1				QUARTER 2				QUARTER 3				QUARTER 4
Product	M 1	M2	M3	Total	M1	M2	M3	Total	M1	M2	M3	Total	M1	M2	M3	Total
Starter Set (Normal to Dry)
Cream Cleanser
Therapeutic Lotion
Therapeutic Moisturizer
Starter Set (Normal to Oily)
Daily Care Foaming Cleanser
Pore Therapy
Serum Gel
Blue Peel
Blue Peel Kit,
Cleanser
Rosaclear System
Gentle Cleanser
Hydrating Complexion Corrector
Skin Balancing Sun Protection
Tretinoin
Tretinoin Cream .025% (20 gm)
Tretinoin Cream .05% (20 gm)
Tretinoin Cream .1% (20 gm)
Tretinoin Gel .01 (15 gm)
Tretinoin Gel .025% (15 gm)